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                                                                   Exhibit 10.24

                    ASSIGNMENT OF REAL ESTATE SALE AGREEMENT

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Goodman Financial Services, Inc., a Washington corporation ("Assignor"), hereby assigns, transfers and sets over to BC-GFS II LLC, a Delaware limited liability company ("Assignee"), all of Assignor's right, title and interest under that certain Real Estate Sale Agreement dated as of March 26, 2003 by and between ERP Operating Limited Partnership, an Illinois limited partnership, as Seller, and Assignor as Purchaser, as modified by Letter Agreement dated as of April 24, 2003.

     DATED this 2nd day of May, 2003.


     ASSIGNOR:                         GOODMAN FINANCIAL SERVICES, INC.,
                                       a Washington corporation.

                                       By: /s/ John A. Goodman
                                          -----------------------
                                       Name: John A. Goodman
                                            ---------------------
                                       Its:     President
                                           ----------------------


     ASSIGNEE:                         BC-GFS II LLC,
                                       a Delaware limited liability company

                                       By: GFS Equity Management LLC, a
                                           Washington limited liability company,
                                           its manager


                                           By: /s/ John A. Goodman
                                              ---------------------------
                                                 John A. Goodman, Manager